UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

____________________

Date of Report
(Date of earliest
event reported)	May 16, 2016

First Business Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-34095	39-1576570
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Charmany Drive, Madison, Wisconsin 53719
(Address of principal executive offices, including zip code)

(608) 238-8008
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 16, 2016, First Business Financial Services, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) to: (1) elect three Class III directors to hold office until the 2019 annual meeting of shareholders and until their successors are duly elected and qualified; (2) approve, in a non-binding, advisory vote, the compensation of the Company’s named executive officers and (3) ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016.
Of the aggregate 8,700,172 shares of the Company’s common stock issued and outstanding as of the close of business on the record date, March 16, 2016, 6,664,584 or 76%, were represented in person or by proxy at the Annual Meeting.
At the Annual Meeting, the Company’s shareholders voted as follows:

(1)	Election of the below-named nominees to the Board of Directors of the Company (the “Board”):

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Jan A. Eddy	4,997,563	374,520	1,292,501
John M. Silseth	4,997,978	374,105	1,292,501
Dean W. Voeks	4,990,398	381,685	1,292,501
The three nominees listed above were elected by a plurality to serve on the Board. Further, each nominee received in excess of 92% of the shares voted in favor of his or her election.

(2)	Approval in a non-binding, advisory vote, of the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,158,564	185,949	27,569	1,292,501

This matter was approved by shareholders with 96% of shares voted cast in favor of the proposal.

(3)	Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2016.

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,629,935	34,273	376	-

This matter was approved by shareholders with 99% of shares voted cast in favor of the proposal.

Item 7.01	Regulation FD Disclosure.
On May 16, 2016, First Business Financial Services, Inc. (the “Company”) conducted a shareholder presentation at its Annual Meeting of Shareholders. This presentation was then posted to its website www.firstbusiness.com under the “Investor Relations” tab. The information included in the presentation provides an overview of the Company’s recent operating performance, financial condition, and business strategy. The presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto are being “furnished” pursuant to Item 7.01 of Form 8-K, and will not, except to the extent required by applicable law or regulation, be deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor will any of such information or exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

The following exhibit is being "furnished" as part of this Current Report on Form 8-K:

99.1    Slides from shareholder presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2016	FIRST BUSINESS FINANCIAL SERVICES, INC.
By: /s/ Barbara M. Conley
Barbara M. Conley
General Counsel

FIRST BUSINESS FINANCIAL SERVICES, INC.
Exhibit Index to Current Report on Form 8-K
Exhibit
Number
99.1        Slides from shareholder presentation